Exhibit 32.2

CERTIFICATION REQUIRED UNDER SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

PISMO COAST VILLAGE, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SUBSECTION 1350 OF THE

CHIEF EXECUTIVE OFFICER

In connection with the Quarterly Report on Form 10-Q/A (the “Report”) of Pismo Coast Village, Inc. (The “Company”) for the third quarter ended June 30, 2011, the undersigned, Jay Jamison, Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:

September 14, 2011

Signature:

/S/ JAY JAMISON

Jay Jamison, Chief Executive Officer

(principal executive officer)